UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2005


                              IMMERSION CORPORATION
             (Exact name of registrant as specified in its charter)

                                 ---------------


           Delaware                   000-27969                94-3180138
(State or other jurisdiction of  (Commission File Number)    (IRS Employer
        incorporation)                                     Identification No.)

                                 ---------------

                                  801 Fox Lane
                           San Jose, California                    95131
               (Address of principal executive offices)         (Zip Code)

                                 ---------------

       Registrant's telephone number, including area code: (408) 467-1900


                                 Not Applicable
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

         On March 31, 2005, Immersion Corporation (the "Company") and Michael Zuckerman, the Company's Senior Vice President and General Manager, agreed upon and executed a variable compensation plan for fiscal year 2005. The terms of the plan were set by the Company's President and Chief Executive Officer based upon guidance from the Compensation Committee of the Company's Board of Directors. A copy of the plan is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
         (c)      Exhibits.

     Exhibit No.     Description

        99.1 Fiscal Year 2005 Variable Compensation Plan for Michael Zuckerman.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IMMERSION CORPORATION


Date:  April 4, 2005                    By:  /s/ Stephen M. Ambler
                                            ----------------------
                                              Stephen Ambler
                                              Chief Financial Officer
                                              and Vice President Finance
..

                                  EXHIBIT INDEX


Exhibit No.             Description
----------              -----------
     99.1               Fiscal Year 2005 Variable Compensation
                        Plan for Michael Zuckerman.